SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) OCTOBER 18, 2000
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                                NTL INCORPORATED
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               (Exact Name of Registrant as Specified in Charter)


Delaware                         0-30673                       13-4105887
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(State or Other                (Commission                 (IRS Employer
 Jurisdiction of                 File Number)               Identification No.)
   Incorporation)



110 East 59th Street, New York, New York                                10022
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(Address of Principal Executive Offices)                             (Zip Code)


        Registrant's Telephone Number, including area code (212) 906-8440
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          (Former Name or Former Address, if Changed Since Last Report)

Item 5.    Other Events.
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-    On October 18, 2000, NTL Incorporated announced that it was unable to agree to final terms with the Football Association Premier League regarding the UK pay-per-view TV rights package and negotiations had ceased.

- On October 19, 2000, NTL Incorporated announced that it intends to list its shares on the New York Stock Exchange (NYSE) later this month under the ticker symbol "NLI." Concurrent with the NYSE listing, NTL will withdraw its listing on the Nasdaq Stock Market.

     Copies of the press releases relating to the events are attached hereto as exhibits and incorporated herein by reference.


Item 7.    Financial Statements and Exhibits
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                  Exhibits

99.1       Press release, issued Ocotber 18, 2000

99.2       Press release, issued October 19, 2000

                                   SIGNATURES
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     Pursuant to the  requirements  of the Securities  Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                              NTL INCORPORATED
                                              (Registrant)


                                              By: /s/  Richard J. Lubasch
                                              ---------------------------------
                                              Name:    Richard J. Lubasch
                                              Title:   Executive Vice President-
                                                        General Counsel


Dated: October 20, 2000

                                  EXHIBIT INDEX
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Exhibit                                                                   Page
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99.1     Press release, issued October 18, 2000

99.2     Press release, issued October 19, 2000